Exhibit 10.16

AMENDMENT TO EMPLOYMENT AGREEMENT

This amendment (this “Amendment”) to the Agreement (as defined below), is made as of January 15, 2025, by and between Jersey Mike’s Franchise Systems, LLC (formerly known as Jersey Mike’s Franchise Systems, Inc.) (the “Company”) and Peter Cancro (“Executive”). Capitalized terms used herein but not otherwise defined have the meanings as set forth in the Agreement.

WHEREAS, the Company and the Executive entered into an Employment Agreement, dated as of November 8, 2024 (the “Agreement”), and now desire to amend the Agreement as set forth herein;

WHEREAS, pursuant to Section 7(d) of the Agreement, the Agreement may be amended by written instrument signed by the Company and the Executive.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.
Amendments.
a.
Section 4(d) of the Agreement is hereby amended and restated as follows:

“Air Transportation Stipend. During the Employment Term, the Company and Executive acknowledge that Executive will use air transportation to travel from time to time for business purposes. During the Employment Term, the Company shall pay Executive a fixed amount of $166,666.66 per month, payable in arrears and pro-rated for any partial month of the Employment Term, in light of the business expenses incurred by him related to such air transportation.”

2.
Except to the limited extent expressly modified by this Amendment, the Agreement shall remain and continue in full force and effect without modification hereby, and the Agreement, as amended by this Amendment, is hereby ratified and affirmed in all respects.
3.
This Amendment may be executed by .pdf or facsimile signatures in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Agreement as of the day and year first above written.

/s/ Peter Cancro		/s/ Peter Cancro

Jersey Mike's Franchise Systems, LLC		Peter Cancro

By:	Peter Cancro
Title:	President, Chief Executive Officer